                                                                    EXHIBIT 99.2

                            PROXIM VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "AGREEMENT") is made and entered into as of June 16, 2002 by and among Proxim Corporation (formerly known as Western Multiplex Corporation), a Delaware corporation (the "COMPANY"), Ripplewood Partners, L.P. and Ripplewood Co-Investment Fund I, L.L.C., each a Stockholder (collectively, the "STOCKHOLDERS") of the Company.

                                    RECITALS

        A. The Company, Warburg Pincus Private Equity VIII, L.P. ("WARBURG"), Broadview Capital Partners L.P. and Broadview Capital Partners Qualified Purchasers Fund L.P. (collectively, "BROADVIEW") have entered into a Securities Purchase Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), which provides for (i) the purchase (the "SHARE PURCHASE") by Warburg and Broadview of 1,640,000 Series A Convertible Preferred Shares, par value $.01 per share, of the Company ("COMPANY PREFERRED STOCK"), (ii) the issuance of warrants (the "EQUITY WARRANT ISSUANCE") to Warburg and Broadview to purchase 6,708,335 shares Common Stock, par value $.01 per share, of the Company ("COMPANY COMMON STOCK"), (iii) the issuance by the Company (the "NOTE ISSUANCE") of Convertible Notes (the "CONVERTIBLE NOTES") in favor of Warburg and Broadview in the aggregate principal amount of $34,000,000 and (iv) the issuance of warrants to purchase 5,563,010 shares of Company Common Stock upon conversion of the Convertible Note pursuant to its terms (the "DEBT WARRANT ISSUANCE" and together with the Share Purchase, the Equity Warrant Issuance and the Note Issuance, the "FINANCING").

        B. The Stockholders are the beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") of such number of shares of the outstanding Class A common stock of the Company (the "COMPANY COMMON STOCK") as is set forth on the signature page of this Agreement.

        C. As an inducement and condition to entering into the Purchase Agreement, Warburg and Broadview have required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

        D. In consideration of, among other matters, the execution and delivery of (i) the Purchase Agreement by Warburg and Broadview, (ii) an Indemnification Agreement, dated as of the date hereof, between the Company and the Stockholders (the "INDEMNIFICATION AGREEMENT") and (ii) termination of Section 2 of the Existing Stockholders Agreement pursuant to Section 6 hereof (the "STOCKHOLDERS AGREEMENT AMENDMENT"), each of the Stockholders (solely in its capacity as such) is hereby agreeing to vote, or cause to be voted, the Shares (as defined below) and other such shares of capital stock of the Company over which such Stockholder has voting power so as to facilitate the transactions contemplated by the Purchase Agreement.

        E. The Company has provided the Stockholders with a summary of the material terms of the Financing and related acquisition by the Company (the "TERM SHEET").

        NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

        1. Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

           (a) "CO-INVESTMENT AGREEMENT" shall mean the Co-Investment Agreement, dated as of October 31, 1999, among Ripplewood Partners, L.P., WMC Holding Corp., The Michael and Roberta Seedman Revocable Trust, Michael Seedman and the Company.

           (b) "EXISTING STOCKHOLDERS AGREEMENT" shall mean the Stockholders' Agreement, dated as of January 16, 2002, between the Stockholders and the Company.

           (c) "EXPIRATION DATE" shall mean the earlier to occur of (i) such date and time as the Purchase Agreement shall have been validly terminated pursuant thereto, (ii) such date and time that the Stockholders' Meeting is concluded, or (iii) March 26, 2003.

           (d) "PERSON" shall mean any individual, any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental body or authority.

           (e) "RECORD DATE" shall mean the record date, established pursuant to the Company's bylaws, relating to the Stockholders Meeting.

           (f) "SHARES" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) owned by the Stockholders as of the date of this Agreement, as indicated on the signature page of this Agreement; and
(ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which the Stockholders acquire ownership during the period from the date of this Agreement through the Record Date, including, without limitation, through the exercise of options, warrants or other rights to acquire such securities of the Company, or the conversion of other securities of the Company into such securities of the Company. In the event of a stock dividend or distribution, or any change in the Shares by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

           (g) "STOCKHOLDERS' MEETING" shall mean the meeting of Stockholders of the Company to approve the Financing and the transactions contemplated thereby.

           (h) A Person shall be deemed to have effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, offers to sell, makes any short sales of, pledges, encumbers, lends, hypothecates, enters into any type of equity swap or hedging of, grants an option with respect to, transfers or disposes of such security, any interest therein, or the economic consequences of ownership of such security or (ii) enters into an agreement, contract or commitment providing for the sale of, making any short sales of, pledge of, lending of, encumbrance of, equity swap or hedging of, grant of an option with respect to, transfer of or disposition of such security, any interest therein or the economic consequences of ownership of such security, other than any such actions pursuant to which such Person maintains through the Record Date all voting rights with respect to such security.

        2. Transfer of Shares.

           (a) Transferee of Shares to be Bound by this Agreement. Except as permitted under the Existing Shareholders Agreement, the Stockholders hereby agree that, at all times during the period commencing with the execution and delivery of this Agreement until the Record Date, the Stockholders shall not cause or permit any Transfer of any of the Shares (or any securities convertible into or exercisable or exchangeable for Shares), or any interest in the foregoing, to be effected.

           (b) Transfer of Voting Rights. Except as permitted under the Existing Shareholders Agreement, the Stockholders hereby agree that, at all times during the period commencing with the execution and delivery of this Agreement through the Record Date, the Stockholders shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy, or enter into any voting agreement or similar agreement or arrangement in contravention of the obligations of the Stockholders under this Agreement with respect to any of the Shares.

           (c) Limitation on Registration of Transfer. The Stockholders agree with, and covenants to, Warburg and Broadview that the Stockholders shall not request that the Company register the Transfer of any certificate or uncertificated interest representing any of the Shares, unless such Transfer is made in compliance with this Agreement.

        3. Agreement to Vote Shares.

           (a) Agreement to Vote. Until the Expiration Date, at the Stockholders' Meeting, the Stockholders (solely in its capacity as such) shall cause the Shares to be voted in favor of approval of the Financing and the transactions expressly contemplated thereby on substantially the terms set forth in the Term Sheet and against any matter that is inconsistent with the prompt consummation of the Financing and the transactions expressly contemplated thereby.

           (b )No Other Agreement. Prior to the Expiration Date, the Stockholders shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this
Section 3.

        4. Representations and Warranties of the Stockholders. The Stockholders hereby represent and warrant, severally, but not jointly, to the Company, as of the date hereof and at all times until the Expiration Date (unless indicated otherwise), as follows:

           (a) Shares. As of the date hereof, except to the extent provided for in the Existing Stockholders Agreement, each of the Stockholders is the beneficial owner of, and has good and valid title to, the Shares, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances. As of the date hereof, except to the extent provided for in the Existing Stockholders Agreement, each of the Stockholders does not beneficially own or have any written or unwritten agreement or arrangement to acquire any securities of the Company other than the shares of Company Common Stock and options and warrants to purchase shares of Company

Common Stock indicated on the signature page of this Agreement. Except to the extent provided for in the Existing Stockholders Agreement, the Stockholders have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Sections 2 and 3 hereof, sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares that it owns, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

           (b) Organization. Each of the Stockholders is a limited liability company or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

           (c) Authorization; Validity of Agreement; Necessary Action. Each of the Stockholders has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by the Stockholders and no other action or proceedings on the part of the Stockholders are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholders, and, assuming this Agreement constitutes a valid and binding obligation of the Company, constitutes a valid and binding obligation of the Stockholders, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws and general principles of equity.

           (d) Consents and Approvals; No Violations. Neither the execution, delivery or performance of this Agreement by each Stockholder nor compliance by it with any of the provisions hereof will (i) conflict with or result in any breach of any provision of its certificate of formation, operating agreement, by-laws or other charter documents, (ii) require any filing with, or permit, authorization, consent or approval of, any court, administrative agency or commission or other governmental authority or instrumentality (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not materially impair the ability of the Stockholders to consummate the transactions contemplated hereby), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation of acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which Stockholders are a party or by which it or any of its properties or assets may be bound (except where such violation, breach or default would not materially impair or delay the ability of the stockholders to consummate the transactions contemplated hereby) or (iv) as of the date hereof, violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or any of its properties or assets.

        5. Stockholders' Agreement Amendment; Co-Investment Agreement. The parties hereby agree that Section 2 of the Existing Stockholders Agreement shall be terminated as of, and shall be of no further force or effect following, the Record Date. Ripplewood Partners, L.P. agrees not to consent, prior to the Record Date, to any request by The Michael and Roberta Seedman

Revocable Trust to put its shares to the Company pursuant to Section 6.01(h) of the Co-Investment Agreement.

        6. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or appropriate to consummate the transactions contemplated by this Agreement.

        7. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

        8. Miscellaneous.

           (a) Waiver. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

           (b) Severability. In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

           (c) Binding Effect; Assignment. This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Stockholders may be assigned to any other Person without the prior written consent of the Company.

           (d) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

           (e) Specific Performance; Injunctive Relief. Each of the parties hereto hereby acknowledges that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of the Company and to preserve for the Company the benefits of the Financing; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to the Company which cannot be adequately compensated by a monetary award. Accordingly, the Company and the Stockholders hereby expressly agree that in addition to all other remedies available at law or in equity, the Company shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

           (f) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

           (g) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or telefacsimile or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

               (i)  If to the Company:

                    Proxim Corporation
                    935 Stewart Drive
                    Sunnyvale, California
                    Attention:
                    Fax:

                    with a copy to:

                    Simpson Thacher & Bartlett
                    10 Universal City Plaza, Suite 1850
                    Los Angeles, California 91608
                    Attention:  Daniel Clivner, Esq.
                    Fax:  (818) 755-7009

               (ii) If to the Stockholders: To the address for notice set forth on the signature page hereof.

                    with a copy to:

                    Cravath, Swaine & Moore
                    825 Eighth Avenue

                             New York, New York  10001
                             Attention:  Thomas Dunn
                             Fax:

           (h) Enforcement; Consent to Jurisdiction; Waiver of Jury Trial.

               (i)  Each of the parties hereto:

                    (A) consents to submit itself to the personal jurisdiction of (x) the United States District Court for the District of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement to the extent such court would have subject matter jurisdiction with respect to such dispute and (y) the Chancery or other Courts of the State of Delaware;

                    (B) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court;

                    (C) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts;

                    (D) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to a party at its address set forth in Section 8(g) or at such other address of which a party shall have been notified pursuant thereto; and

                    (E) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

               (ii) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

               (iii) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

           (i) Entire Agreement. This Agreement and the Indemnification Agreement contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

           (j) Headings. The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.

               (k) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

PROXIM CORPORATION                     STOCKHOLDERS

By: /s/ David C. King                  RIPPLEWOOD PARTNERS, L.P.
    -------------------------------

Name: David C. King                    By: Ripplewood Investments L.L.C., its
      -----------------------------    general partner


Title: President and COO               By: /s/ Tim Collins
       ----------------------------       -------------------------------------
                                                     Signature

                                       Name: Tim Collins
                                            -----------------------------------
                                       Title:
                                            -----------------------------------

                                       Print Address:

                                           Ripplewood Investments L.L.C.
                                       ----------------------------------------

                                           One Rockefeller Plaza
                                       ----------------------------------------

                                           New York, New York 10020
                                       ----------------------------------------

                                           (212) 582-6700
                                       ----------------------------------------
                                       Telephone Number

                                           (212) 582-4110
                                       ----------------------------------------
                                       Facsimile Number

                                       Shares Beneficially Owned:

                                       30,992,522 shares of Company Common Stock

                                       0   shares of Company Common Stock
                                           issuable upon exercise of
                                           outstanding options or warrants


                   [SIGNATURE PAGE TO PROXIM VOTING AGREEMENT]

                                     RIPPLEWOOD CO-INVESTMENT FUND I, L.L.C.

                                     By: Ripplewood Investments L.L.C., its
                                     general partner


                                     By: /s/ Tim Collins
                                         ---------------------------------------
                                                     Signature

                                     Name: Tim Collins
                                         ---------------------------------------

                                     Title:
                                          --------------------------------------

                                     Print Address:

                                        Ripplewood Investments L.L.C.
                                     -------------------------------------------

                                        One Rockefeller Plaza
                                     -------------------------------------------

                                        New York, New York 10020
                                     -------------------------------------------

                                        (212) 582-6700
                                     -------------------------------------------
                                     Telephone Number

                                        (212) 582-4110
                                     -------------------------------------------
                                     Facsimile Number

                                     Shares Beneficially Owned:

                                     1,097,534 shares of Company Common Stock

                                     0 shares of Company Common Stock
                                       issuable upon exercise of
                                       outstanding options or warrants


                   [SIGNATURE PAGE TO PROXIM VOTING AGREEMENT]